EXHIBIT 4.1

Offering Memorandum                   Confidential
Dated February 27, 1997

                                                        Integra Ventures, Inc.
                                                        (A Nevada Corporation)

                                                           1,600, 000 Shares

                                                    At a Price of $.01 Per Share

           Integra Ventures, Inc., a Nevada corporation (the "Company"), is a company which is in the medical supply business.

           The Company's principal office is located at 222 Lakeview Avenue, Suite 160-124, West Palm Beach, FL 33401.

           AN INVESTMENT IN THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. INVESTMENT IN THE SECURITIES OFFERED HEREBY IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL MEANS WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT AND WILL BE SOLD ONLY TO ACCREDITED OR OTHERWISE QUALIFIED INVESTORS. FOR A DISCUSSION OF THE MATERIAL RISKS IN CONNECTION WITH THE PURCHASE OF THE SHARES, SEE "INVESTMENT RISK CONSIDERATIONS".

           The SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (The "ACT"), IN RELIANCE UPON The EXEMPTION FROM REGISTRATION AFFORDED BY SECTIONS 4(2) AND 3(b) OF The SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER.

           THIS MEMORANDUM HAS NOT BEEN REVIEWED OR APPROVED OR DISAPPROVED, NOR HAS The ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON BY The SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS OFFERING IS BEING MADE PURSUANT TO THE EXEMPTIONS AFFORDED BY SECTIONS 4(2) OR 3(b) OF THE SECURITIES ACT OF 1933 AND RULE 504 OF REGULATION D PROMULGATED THEREUNDER AND STATE SMALL CORPORATE OFFERING REGISTRATION PROVISIONS. PURSUANT TO RULE 504, THE SHARES SOLD HEREBY WILL NOT BE SUBJECT TO ANY LIMITATIONS ON RESALE THEREOF UNDER FEDERAL LAW. THE SHARES MAY, HOWEVER, BE SUBJECT TO LIMITATIONS ON THE OFFER AND SALE AND THE RESALE OF THE SHARES IMPOSED BY The BLUE SKY LAWS OF INDIVIDUAL STATES. IN ADDITION, The COMPANY INTENDS TO FILE THE REQUIRED DOCUMENTS IN CERTAIN OTHER STATES IDENTIFIED BY MANAGEMENT AS HAVING POSSIBLE INVESTOR INTEREST AND USE ITS BEST EFFORTS TO QUALIFY The SHARES FOR SECONDARY TRADING IN SUCH STATES, THOUGH NO ASSURANCE CAN BE GIVEN THAT IT WILL BE ABLE TO QUALIFY The SHARES FOR SECONDARY TRADING IN ANY SUCH STATES IN WHICH IT SUBMITS SUCH APPLICATIONS AND DOCUMENTS. AN INABILITY TO QUALIFY The SHARES FOR SECONDARY TRADING WILL CREATE

SUBSTANTIAL RESTRICTION ON The TRANSFERABILITY OF SUCH SHARES WHICH MAY NEGATE The BENEFIT OF The EXEMPTION PROVIDED BY RULE 504 OF REGULATION D. SEE "RISK FACTORS." THE COMPANY WILL USE ITS BEST EFFORTS TO CAUSE The SHARES TO BE LISTED ON THE ELECTRONIC BULLETIN BOARD OPERATED BY The NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AS A MARKET IN WHICH THEY MAY BE TRADED. THERE IS NO ASSURANCE THAT SUCH LISTING WILL BE OBTAINED OR THAT IF A LISTING IS OBTAINED THAT ANY MARKET FOR THE SHARES WILL DEVELOP, OR IF DEVELOPED, THAT IT WILL BE SUSTAINED.

      ----------------------------------------------------------------

              Subscription                                 Proceeds to the
              Price                  Commissions(1)        Company

Per Share     $0.01                 $ -0-                  $ 16,000

(1) The Shares are being sold by the Company's sole Officer and no commissions will be paid in connection with the Offering.

                             Integra Ventures, Inc.
                               222 Lakeview Avenue
                                  Suite 160-124
                            West Palm Beach, FL 33401
                                 (561) 833-5092

                                                       CONFIDENTIAL INFORMATION

           THE INFORMATION CONTAINED IN THIS OFFERING MEMORANDUM IS CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND IS BEING SUBMITTED TO PROSPECTIVE INVESTORS IN THE COMPANY SOLELY FOR SUCH INVESTORS' CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE COMPANY, SUCH PERSONS WILL NOT RELEASE THIS DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR USE THIS OFFERING MEMORANDUM FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE SHARES.

           A PROSPECTIVE INVESTOR, BY ACCEPTING DELIVERY OF THIS OFFERING MEMORANDUM, AGREES PROMPTLY TO RETURN TO THE COMPANY THIS OFFERING MEMORANDUM AND ANY OTHER DOCUMENTS OR INFORMATION FURNISHED IF THE PROSPECTIVE INVESTOR ELECTS NOT TO PURCHASE ANY OF THE SHARES OFFERED HEREBY.

           THE INFORMATION PRESENTED HEREIN WAS PREPARED BY THE COMPANY IS BEING FURNISHED BY THE COMPANY SOLELY FOR USE BY PROSPECTIVE INVESTORS IN CONNECTION WITH THE OFFERING NOTHING CONTAINED HEREIN IS, OR SHOULD BE RELIED ON AS A PROMISE OR REPRESENTATION AS TO THE FUTURE PERFORMANCE OF THE COMPANY.

           THIS OFFERING MEMORANDUM DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN INVESTIGATING THE COMPANY. EACH INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SHARES SEE "RISK FACTORS" FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED IN CONNECTION WITH THE PURCHASE OF SHARES.

           THIS OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. EXCEPT AS OTHERWISE INDICATED, THIS OFFERING MEMORANDUM SPEAKS AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS OFFERING MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

           NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OTHER THAN THAT CONTAINED IN THIS OFFERING MEMORANDUM, OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING MADE HEREBY, AND, FI GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THE COMPANY DISCLAIMS IN, OR OMISSION FROM, THIS OFFERING MEMORANDUM OR ANY OTHER

WRITTEN OR ORAL COMMUNICATION TRANSMITTED OR MADE AVAILABLE TO THE
RECIPIENT.

FOR RESIDENT OF ALL STATES:

           THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON THE TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. ANY STATE SECURITIES
COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        NOTICES TO PROSPECTIVE INVESTORS

           THIS OFFERING MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE OFFERING OF THE SHARES AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. BY ACCEPTING DELIVERY OF THIS OFFERING MEMORANDUM, EACH RECIPIENT AGREES TO RETURN THIS OFFERING MEMORANDUM AND ALL OTHER DOCUMENTS IF THE RECIPIENT DOES NOT AGREE TO PURCHASE ANY OF THE SHARES TO THE COMPANY AT ITS ADDRESS LISTED ON THE COVER OF THE OFFERING MEMORANDUM.

           THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON THE TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED BY THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS. PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

           IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THIS OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SHARES TO ANY PERSON IN ANY STATE OR IN ANY

JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL, SUBJECT TO THE PRECEDING SENTENCE. THIS OFFERING MEMORANDUM IS INTENDED FOR THE EXCLUSIVE USE OF THE PERSON TO WHOM IT IS DELIVERED BY AN AUTHORIZED AGENT OF THE COMPANY ON BEHALF OF THE COMPANY.

           PROSPECTIVE  INVESTORS  ARE  NOT TO  CONSTRUE  THE  CONTENTS  OF THIS
CONFIDENTIAL OFFERING MEMORANDUM OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS AS LEGAL, TAX OR INVESTMENT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS COVERING HIS INVESTMENT.

           THE SHARES ARE OFFERED SUBJECT TO THE ACCEPTANCE BY THE COMPANY OF OFFERS BY PROSPECTIVE INVESTORS, ALLOCATION OF SHARES BY THE COMPANY AND OTHER CONDITIONS SET FORTH HEREIN. THE COMPANY MAY REJECT ANY OFFER IN WHOLE OR IN PART AND NEED NOT ACCEPT OFFERS IN THE ORDER RECEIVED.

           THIS CONFIDENTIAL OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENT PURPORTED TO BE SUMMARIZED HEREIN.

           THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES UNDERLYING THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO
REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

           THE SUBSCRIPTION PRICE FOR THE SHARES IS PAYABLE IN FULL UPON SUBSCRIPTION. THE OFFERING PRICE WAS DETERMINED ARBITRARILY BY THE COMPANY AND BEARS NO RELATIONSHIP TO ASSETS, EARNINGS, BOOK VALUE OR ANY OTHER CRITERIA OF VALUE. NO REPRESENTATION IS MADE THAT THE SHARES HAVE MARKET VALUE OF, OR COULD BE RESOLD AT, THAT PRICE (SEE "RISK FACTORS," "DILUTION," AND "USE OF PROCEEDS).

           THE SHARES WILL BE OFFERED BY THE COMPANY ON A BEST EFFORTS BASIS TO A SELECT GROUP OF INVESTORS WHO MEET CERTAIN SUITABILITY STANDARDS. NO COMMISSIONS AND NO NON-ACCOUNTABLE OR ACCOUNTABLE EXPENSE ALLOWANCE OF ANY KIND

ALLOWANCE OF ANY KIND WILL BE PAID FROM OR DEDUCTED FROM THE PROCEEDS RAISED HEREBY. THE COMPANY WILL ABSORB ALL MARKETING EXPENSES ASSOCIATED WITH THIS OFFERING 9SEE "USE OF PROCEEDS").

           THE COMPANY HAS AGREED TO PROVIDE, PRIOR TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN, TO EACH POTENTIAL PURCHASER OF SECURITIES (OR HIS REPRESENTATIVES) OR BOTH) THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THEY POSSESS SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.

           THIS OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO ANY PERSON WHO DOES NOT MEET THE SUITABILITY STANDARDS DESCRIBED HEREIN. REPRODUCTION OF THIS OFFERING MEMORANDUM IS STRICTLY PROHIBITED.

           NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS OFFERING MEMORANDUM EXCEPT AS NOTED ABOVE WITH REGARD TO QUESTIONS ASKED OF THE COMPANY AND OF THOSE AUTHORIZED TO ACT ON ITS BEHALF. NO OFFERING LITERATURE OR ADVERTISING HAS BEEN AUTHORIZED BY THE COMPANY EXCEPT THE INFORMATION CONTAINED HEREIN. ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS OFFICERS AND DIRECTORS. EXCEPT AS OTHERWISE INDICATED, THIS OFFERING MEMORANDUM SPEAKS AS OF THE DATE ON THE COVER PAGE NEITHER THE DELIVERY OF THIS OFFERING MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE RESPECTIVE DATES AT WHICH THE INFORMATION IS GIVEN HEREIN OR THE DATE HEREOF.

           ANY UNSOLD SHARES MAY BE PURCHASED BY THE COMPANY OR ITS AFFILIATES ON THE SAME TERMS AS SHARES PURCHASED BY OTHER INVESTORS.

                     NOTICES TO RESIDENTS OF CERTAIN STATES

                           NOTICE TO ALABAMA RESIDENTS

           THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE
COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT OF AN ALABAMA PURCHASER WHO IS NOT AN ACCREDIT INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF SUCH PURCHASER'S NET WORTH, EXCLUSIVE OF PRINCIPAL RESIDENCE, FURNISHINGS AND AUTOMOBILES.

                           NOTICE TO ALASKA RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ALASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                           NOTICE TO ARIZONA RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT AND ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN
SECTION 44-184(1) OF SUCH ACT. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER SUCH ACT OR EXEMPTION THEREFROM.

           ARIZONA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST SEVENTY FIVE THOUSAND ($75,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF SEVENTY FIVE THOUSAND (475,000) DOLLARS; OR (iii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY FIVE THOUSAND ($225,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE TO ARKANSAS RESIDENTS

           THESE  SECURITIES ARE OFFERED  PURSUANT TO A CLAIM OF EXEMPTION UNDER
SECTION 14(b)(14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

           NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, AN INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH AT THE TIME OF PURCHASE, ALONE OR JOINTLY WITH SPOUSE.

                         NOTICE TO CALIFORNIA RESIDENTS

           IF THE COMPANY ELECTS TO SELL SHARES IN THE STATE OF CALIFORNIA, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SHARES, OR OTHER INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR WITHOUT THE PRIOR WRITTEN

CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                         NOTICE TO CONNECTICUT RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT
REGISTRATION OR EXEMPTION THEREFROM.

                          NOTICE TO DELAWARE RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT
REGISTRATION OR EXEMPTION THEREFROM.

                           NOTICE TO FLORIDA RESIDENTS

           THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                           NOTICE TO GEORGIA RESIDENTS

           THESE   SECURITIES  HAVE  NOT  BEEN  REGISTERED   UNDER  THE  GEORGIA
SECURITIES ACT OF 1973, AS AMENDED. IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 9(M) OF SUCH ACT AND THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SAID ACT.

                            NOTICE TO IDAHO RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT
REGISTRATION OR EXEMPTION THEREFROM.

           ANYTHING TOT HE CONTRARY NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) PER CENT OF THE
INVESTOR'S NET WORTH.

                           NOTICE TO INDIANA RESIDENTS

           EACH INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES) EQUAL TO AT LEAST THREE (3) TIMES THE AMOUNT OF HIS INVESTMENT BUT IN N O EVENT LESS THAN SEVENTY FIVE THOUSAND (475,000) DOLLARS OR (ii) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES OF TOW (2) TIMES HIS INVESTMENT BUT IN NOT EVENT LESS THAN THIRTY THOUSAND ($30,000) DOLLARS AND A GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS.

                            NOTICE TO IOWA RESIDENTS

           IOWA RESIDENTS MUST HAVE EITHER (i) A NET WORTH OF AT LEAST FORTH THOUSAND ($40,000) DOLLARS (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF FORTH THOUSAND ($40,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AS COMPUTED ABOVE.

                           NOTICE TO KANSAS RESIDENTS

           AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH; EXCLUDING PRINCIPAL RESIDENCE, FURNISHINGS THEREIN AND PERSONAL AUTOMOBILES.

                          NOTICE TO KENTUCKY RESIDENTS

           THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT) HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREIN.

           ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) OF THE INVESTOR'S NET WORTH.

                            NOTICE TO MAINE RESIDENTS

           THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 1052(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

                          NOTICE TO MARYLAND RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MARYLAND SECURITIES ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION SET FORTH IN
SECTION 11-602(9) OF SUCH ACT. UNLESS THESE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF MARYLAND, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SUCH ACT.

                        NOTICE TO MASSACHUSETTS RESIDENTS

           MASSACHUSETTS RESIDENTS MUST HAVE HAD EITHER (i) A MINIMUM NET WORTH OF AT LEAST FIFTY THOUSAND ($50,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND HAD DURING THE LAST YEAR, OR IT IS ESTIMATED THAT THE SUBSCRIBER WILL HAVE DURING THE CURRENT TAKE YEAR, TAXABLE INCOME OF FIFTY THOUSAND ($50,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED FIFTY THOUSAND ($150,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE TO MICHIGAN RESIDENTS

           THESE   SECURITIES  HAVE  NOT  BEEN  REGISTERED  UNDER  THE  MICHIGAN
SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

           THE COMPANY SHALL PROVIDE ALL MICHIGAN INVESTORS WITH A DETAILED WRITTEN STATEMENT OF THE APPLICATION OF THE PROCEEDS OF THE OFFERING WITHIN SIX
(6) MONTHS AFTER COMMENCEMENT OF THE OFFERING OR UPON COMPLETION, WHICHEVER OCCURS FIRST, AND WITH ANNUAL CURRENT BALANCE SHEETS AND INCOME STATEMENT THEREAFTER.

                          NOTICE TO MINNESOTA RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 80 OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION OR OPERATION OF LAW.

                         NOTICE TO MISSISSIPPI RESIDENTS

           THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE MISSISSIPPI SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE MISSISSIPPI SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECRETARY OF STATE NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NO HAS APPROVED OR DISAPPROVED THE OFFERING. THE SECRETARY OF STATE DOES NOT RECOMMEND THE PURCHASE OF THESE OR ANY OTHER SECURITIES.

           THERE IS NOT ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE. THE SUBSCRIPTION PRICE OF THESE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND IS NOT AN INDICATION OF THE ACTUAL VALUE OF THESE SECURITIES.

           THE  PURCHASER  OF THESE  SECURITIES  MUST MEET  CERTAIN  SUITABILITY
STANDARDS AND MUST BE ABLE TO BEAR THE ENTIRE LOSS OF HIS INVESTMENT. ADDITIONALLY, ALL PURCHASERS WHO ARE NOT ACCREDITED INVESTORS MUST HAVE A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS AND INCOME OF THIRTY THOUSAND ($30,000) DOLLARS OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS. THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE (1) YEAR EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE MISSISSIPPI SECURITIES ACT OR IN A TRANSACTION IN COMPLIANCE WITH THE MISSISSIPPI SECURITIES ACT.

                          NOTICE TO MISSOURI RESIDENTS

           THESE SECURITIES ARE SOLD TO, AND BEING ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPTED UNDER SECTION 10, SUBSECTION 409.402(b), MISSOURI UNIFORM SECURITIES ACT (RMSO 1969).

           THE SHARES HAVE TO BEEN REGISTERED UNDER SAID ACT IN THE STATE OF MISSOURI, UNLESS THE SHARES ARE REGISTERED, THEY MAY NOT BE REOFFERED OR RESOLD IN THE STATE OF MISSOURI, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SAID ACT.

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTOR MUST HAVE A MINIMUM ANNUAL INCOME OF THIRTY THOUSAND ($330,000) DOLLARS AND A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000)(DOLLARS, EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES.

           AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO MONTANA RESIDENTS

           EACH MONTANA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS AFTER DATE OF PURCHASE.

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH.

                          NOTICE TO NEBRASKA RESIDENTS

           THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE NEBRASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

                        NOTICE TO NEW HAMPSHIRE RESIDENTS

           EACH NEW HAMPSHIRE INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES) OF TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS OR (iii) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES OF ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AND FIFTY THOUSAND ($50,000 DOLLARS ANNUAL INCOME.

                         NOTICE TO NEW JERSEY RESIDENTS

           THE ATTORNEY GENERAL OF THE STATE HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES TO CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        NOTICE TO NORTH DAKOTA RESIDENTS

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSION OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL OFFENCE.

                          NOTICE TO NEW YORK RESIDENTS

           THIS OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

           THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

                       NOTICE TO NORTH CAROLINA RESIDENTS

           THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE NORTH CAROLINA SECURITIES ACT. THE NORTH CAROLINA SECURITIES ADMINISTRATOR NEITHER RECOMMENDS NOR ENDORSES THE PURCHASE OF ANY SECURITY, NOR HAS THE ADMINISTRATOR PASSED ON THE ACCURACY OR

ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          NOTICE TO OKLAHOMA RESIDENTS

           THESE SECURITIES RENDERED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT OF AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

           ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY A NON-ACCREDITS INVESTOR SHALL NOT EXCEED THEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO OREGON RESIDENTS

           THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE DIRECTOR OF THE STATE OF OREGON UNDER THE PROVISIONS OF OAR 441-65-240. THE INVESTOR IS ADVISED THAT THE DIRECTOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENTS SINCE THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE DIRECTOR.

           THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

                        NOTICE TO PENNSYLVANIA RESIDENTS

           ANY PERSON WHO ACCEPTS AN OFFER TO PURCHASE THE SECURITIES IN THE COMMONWEALTH OF PENNSYLVANIA IS ADVISED, THAT PURSUANT TO SECTION 207(m) OF THE PENNSYLVANIA SECURITIES ACT, HE SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE, AND RECEIVE A FULL REFUND OF ANY CONSIDERATION PAID, WITHOUT INCURRING ANY LIABILITY, WITHIN TWO (20) BUSINESS DAYS FROM THE TIME THAT HE RECEIVES NOTICE OF THIS WITHDRAWAL RIGHT AND RECEIVES THE PLACEMENT OFFERING MEMORANDUM. ANY PERSON WHO WISHES TO EXERCISE SUCH RIGHT OF WITHDRAWAL IS ADVISED TO GIVEN NOTICE BY LETTER OR TELEGRAM SENT TO POSTMARKED BEFORE THE END OF THE SECOND BUSINESS DAY AFTER EXECUTION. IF THE REQUEST FOR WITHDRAWAL IS TRANSMITTED ORALLY, WRITTEN CONFIRMATION MUST BE GIVEN. ANY PERSON WHO PURCHASES INTERESTS WHO IS A PENNSYLVANIA RESIDENT WILL NOT SELL SUCH INTERESTS FOR A PERIOD OF TWELVE (12) MONTHS BEGINNING WITH THE CLOSING DATE. PENNSYLVANIA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF THIRTY THOUSAND ($30,000) DOLLARS (EXCLUDING HOME, HOME FURNISHING AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS

INCOME OF THIRTY THOUSAND ($30,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST SEVENTY FIVE THOUSAND ($75,000) DOLLARS (AS COMPUTED ABOVE0, AND MAY NOT INVEST MORE THAN TEN (10%) PER CENT OF THEIR NET WORTH (EXCLUSIVE OF THE SUBSCRIBER'S HOME, HOME FURNISHINGS AND AUTOMOBILES).

                       NOTICE TO SOUTH CAROLINA RESIDENTS

           THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER. THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        NOTICE TO SOUTH DAKOTA RESIDENTS

           THE SHARES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47.31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM OR OPERATION OF LAW.

           SOUTH DAKOTA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST SIXTY THOUSAND ($60,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM GROSS INCOME OF SIXTY THOUSAND ($60,000) DOLLARS, OR
(ii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY FIVE THOUSAND ($225,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE OF TENNESSEE RESIDENTS

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                            NOTICE OF TEXAS RESIDENTS

           THIS OFFERING MEMORANDUM IS FOR THE INVESTOR'S CONFIDENTIAL USE AND MAY NOT BE REPRODUCED. ANY ACTION CONTRARY TO THESE RESTRICTIONS MAY PLACE SUCH INVESTOR AND THE ISSUER IN VIOLATION OF THE TEXAS SECURITIES ACT.

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO UTAH RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UTAH SECURITIES ACT AND MAY NOT NE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                         NOTICE TO WASHINGTON RESIDENTS

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE WASHINGTON SECURITIES ACT AND THE ADMINISTRATOR OF SECURITIES OF THE STATE OF WASHINGTON HAS NOT REVIEWED THE OFFERING OR OFFERING MEMORANDUM. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

           IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING SHARES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

----------------------------------------------------------------------------
                               OFFERING MEMORANDUM
----------------------------------------------------------------------------

                             Integra Ventures, Inc.
                             (A Florida Corporation)

                   Offering Memorandum Dated February 27, 1997

                                1,600,000 Shares

           Integra Ventures, Inc., (the "Company"), a Nevada corporation, is offering on a "best efforts, no minimum basis" up to a maximum of 1,600,000 shares of common stock ("Common Stock"), $.001 par value, at $0.01 per Share. Since there is no minimum, no proceeds will be held in escrow account and all funds will be immediately available to the Company.

           The Company intends to apply for inclusion of the Common Stock on the Over the Counter Electronic Bulletin Board. There can be no assurances that an active trading market will develop, even if the securities are accepted for quotation. Additionally, even if the Company's securities are accepted for quotation and active trading develops, the Company is still required to maintain certain minimum criteria established by NASDAQ, of which there can be no assurance that the Company will be able to continue to fulfill such criteria.

           Prior to this offering, there has been no public market for the common stock of the Company. The price of the Shares offered hereby was arbitrarily determined by the Company and does not bear any relationship to the Company's assets, book value, net worth, results of operations or any other recognized criteria of value. For additional information regarding the factors considered in determining the offering price of the Shares, see "Risk Factors - Arbitrary Offering Price," "Description of Securities".

           The Company does not presently file reports or other information with the Securities and Exchange Commission ("Commission"). However, following completion of this offering, the Company intends to furnish its security holders with annual reports containing audited financial statements and such interim reports, in each case as it may determine to furnish or as may be required by law.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER, WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.


           This offering involves special risks concerning the Company (see "Risk Factors"). Investors should carefully review the entire Memorandum and should not invest any funds in this Offering unless they can afford to lose their entire investment. In making an investment decision, investors must rely on their own examination of the issuer and the terms of the Offering, including the merit and risks involved.

          OFFERING SUMMARY

           The following summary information is qualified in its entirety by the detailed information and financial statements and notes thereto appearing elsewhere in this Memorandum.

           The Company is in the business of providing supplies and other products to the medical industry. The company was incorporated in the State of Nevada and its principal executive office is located at 222 Lakeview Avenue, Suite 160- -124, West Palm Beach, FL 33401 and its telephone number is (561) 833-5092

        RISK FACTORS

           THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE PERSONS ABLE TO LOSE THEIR ENTIRE INVESTMENT SHOULD PURCHASE THESE SECURITIES. PROSPECTIVE INVESTORS, PRIOR TO MAKING AN INVESTMENT DECISION, SHOULD CAREFULLY READ THIS PROSPECTUS AND CONSIDER, ALONG WITH OTHER MATTERS REFERRED TO HEREIN, THE FOLLOWING RISK FACTORS:

Risk Factors Relating to the Business of the Company

           Start-up or Development Stage Company. The Company has had no operations since its organization and is a "start-up" or "development stage" company. No assurances can be given that the Company will be able to compete with other companies in its industry. The purchase of the securities offered hereby must be regarded as the placing of funds at a high risk in a new or "start-up" venture with all the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject. See "Use of Proceeds to Issuer" and "Description of Business."

           No Assurance of Profitability. To date, the Company has not generated any revenues from operations. The Company does not anticipate any significant revenues in the near future. The Company's ability to successfully implement its business plan is dependent on the completion of this Offering. There can be no assurance that the Company will be able to develop into a successful or profitable business.

           No Assurance of Payment of Dividends. No assurances can be made that the future operations of the Company will result in additional revenues or will be profitable. Should the operations of the Company become profitable, it is likely that the Company would retain much or all of its earnings in order to finance future growth and expansion. Therefore, the Company does not presently intend to pay dividends, and it is not likely that any dividends will be paid in the foreseeable future. See "Dividend Policy."

           Possible Need for Additional Financing . The Company intends to fund its operations and other capital needs for the next 12 months substantially from the proceeds of this Offering, but there can be no assurance that such funds will be sufficient for these purposes. The Company may require additional amounts of capital for its future expansion, operating costs and working capital. The Company has made no arrangements to obtain future additional financing, and if required, there can be no assurance that such financing will be available, or that such financing will be available on acceptable terms. See "Use of Proceeds."

           Dependence on Management.   The  Company's  success  is  principally
dependent on its current management personnel for the operation of its business.

           Broad Discretion in Application of Proceeds . The management of the Company has broad discretion to adjust the application and allocation of the net proceeds of this offering, in order to address changed circumstances and opportunities. As a result of the foregoing, the success of the Company will be substantially dependent upon the discretion and judgment of the management of the Company with respect to the application and allocation of the net proceeds hereof. Pending use of such proceeds, the net proceeds of this offering will be invested by the Company in temporary, short-term interest-bearing obligations. See "Use of Proceeds."

           Arbitrary Offering Price. There has been no prior public market for the Company's securities. The price to the public of the Shares offered hereby has been arbitrarily determined by the Company and bears no relationship to the Company's earnings, book value or any other recognized criteria of value.

           Immediate and Substantial Dilution. An investor in this offering will experience immediate and substantial dilution.

           Lack of Prior Market for Securities of the Company. No prior market has existed for the securities being offered hereby and no assurance can be given that a market will develop subsequent to this offering.

           No Escrow of Investors' Funds. This offering is being made on a "best efforts, no minimum basis" As such, all the funds from this Offering will be immediately available to the Company.


USE OF PROCEEDS

           The Company will receive the proceeds from the Offering for working capital.

DIVIDEND POLICY

           Holders of the Company's Common Stock are entitled to dividends when, as and if declared by the Board of Directors out of funds legally available therefor. The Company does not anticipate the declaration or payment of any dividends in the foreseeable future. The Company intends to retain earnings, if any, to finance the development and expansion of its business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, the Company's financial condition, capital requirements, general business conditions and other factors. Therefore, there can be no assurance that any dividends of any kind will ever be paid.


THE COMPANY

           The Company is in the business of providing supplies and other products to the medical industry. In addition, the company is negotiating with other companies in the medical field with the intent of acquiring all of the shares or assets of one or more of these companies. However, if the company is unable to complete the acquisition/acquisitions it will continue to operate its existing business and expand its activities through internal growth.

Management

Dale B. Finfrock, Jr. , is the Company's sole Director, and its President and Secretary.

EXECUTIVE COMPENSATION

           Since the Company was recently incorporated, it has no historical information with respect to executive compensation. At the conclusion of the Offering, the Company does not intend to compensate its officers for services to the Company from the proceeds of this Offering and will only do so when and if the Company generates profits.

Compensation of Directors

           Directors are not paid fees for their services nor reimbursed for expenses of attending board meetings.

DESCRIPTION OF SECURITIES

Shares

           The Company is offering hereby a "best efforts, no minimum basis" up to 1,600,000 shares of Common Stock at $.01 per Share.

Common Stock

           The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.001 par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends from sources legally available therefor when, as and if declared by the Board of Directors and, upon liquidation or dissolution of the Company, whether voluntary or involuntary, to share equally in the assets of the Company available for distribution to stockholders. All outstanding shares of Common Stock are validly authorized and issued, fully paid and nonassessable, and all shares to be sold and issued as contemplated hereby, will be validly authorized and issued, fully paid and nonassessable. The Board of Directors is authorized to issue additional shares of Common Stock, not to exceed the amount authorized by the Company's
Certificate of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action. The above description concerning the Common Stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and Bylaws which are available for inspection upon proper notice at the Company's offices, as well as to the applicable statutes of the State of Florida for a more complete description concerning the rights and liabilities of stockholders.

           Prior to this offering, there has been no market for the Common Stock of the Company, and no predictions can be made of the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of significant amounts of the Common Stock of the Company in the public market may adversely affect prevailing market prices, and may impair the Company's ability to raise capital at that time through the sale of its equity securities.

           Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of Common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.


PLAN OF DISTRIBUTION

           The Company has no underwriter for this Offering. The Offering is therefore a self-underwriting. The Shares will be offered by the Company at the offering price of $.01 per Share.

Price of the Offering.

           There is no, and never has been, a market for the Shares, and there is no guaranty that a market will ever develop for the Company's shares. Consequently, the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, an assessment of the Company's management and the general condition of the securities market at the time of this Offering. However, such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

           The offering price should not be considered an indication of the actual value of the Shares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the Shares can be resold at the Offering Price.

           There can be no assurance that an active trading market will develop upon completion of this Offering, or if such market develops, that it will continue. Consequently, purchasers of the Shares offered hereby may not find a ready market for Shares.


ADDITIONAL INFORMATION

           Each investor warrants and represents to the Company that, prior to making an investment in the Company, that he has had the opportunity to inspect the books and records of the Company and that he has had the opportunity to make inquiries to the officers and directors of the Company and further that he has been provided full access to such information.

                       INVESTOR SUITABILITY STANDARDS AND
                             INVESTMENT RESTRICTIONS



Suitability

           Shares will be offered and sold pursuant an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky laws. There are different standards under these federal and state exemptions which must be met by prospective investors in the Company.

           The Company will sell Shares only to those Investors it reasonably believes meet certain suitability requirements described below.

           Each prospective Investor must complete a Confidential Purchaser questionnaire and each Purchaser Representative, if any, must complete a Purchaser Representative Questionnaire.

           EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIREMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MET.

           An investor will qualify as an accredited Investor if it falls within any one of the following categories at the time of the sale of the Shares to that Investor:

           (1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors;

(2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;

(4)  A director or executive officer of the Company.

(5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,100,000;

(6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

(8) An entity in which all of the equity owners are accredited investors (as defined above).

           As used in this Memorandum, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of
(5) above, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income an investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income form long-term capital gains has been reduced in arriving at adjusted gross income.

           In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residents of such jurisdiction may be required to meet additional suitability requirements.

           An Investor that does not qualify as an accredited Investor is a nonaccredited Investor and may acquire Shares only if:

(1) The Investor is knowledgeable and experienced with respect to investments in limited partnerships either alone or with its Purchaser Representative, if any; and

(2) The Investor has been provided access to all relevant documents it desires or needs; and

(3) The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

(4) The Investor can bear the economic risk (including loss of the entire investment) without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

          THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

           In addition to the foregoing suitability standards generally applicable to all Investors, the Employee Retirement Income Security Act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for Investors that are qualified pension, profit-sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, a fiduciary with respect to a prospective Benefit Plan Investor must consider whether an investment in the Shares will satisfy the prudence requirement of Section 404(a)(1)(B) of ERISA, since there is not expected to be any market created in which to sell or otherwise dispose of the Shares. In addition, the fiduciary must consider whether the investment in Shares will satisfy the diversification requirement of Section 404(a)(1)(C) of ERISA.

Restrictions on Transfer or Resale of Shares

           The Availability of Federal and state exemptions and the legality of the offers and sales of the Shares are conditioned upon, among other things, the fact that the purchase of Shares by all Investors are for investment purposes only and not with a view to resale or distribution. Accordingly, each prospective Investor will be required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to, or in accordance with, the distribution of sale of the Shares and that it will not sell, pledge, assign or transfer or offer to sell, pledge, assign or transfer any of its Shares without an effective registration statement under the Securities Act, or an exemption there from and an opinion of counsel acceptable to the Company that registration under the Securities Act is not required and that the transaction complies with all other applicable Federal and state securities or Blue Sky laws.

                             Integra Ventures, Inc.
                             (A Nevada Corporation)


                             Subscription Documents
                                February 27, 1997

                           INSTRUCTION FOR COMPLETION:


           In connection with your subscription for Integra Ventures, Inc. (the "Company"), enclosed herewith are the following documents which must be properly and fully completed and signed:

           1. INVESTMENT AGREEMENT. Fully completed and signed. Please make your check payable to the Company. (Note to partnerships who wish to subscribe: each general partner of the partnership must fully complete and sign the Investment Agreement).

----------------------------------------------------------------

NOTES TO SUBSCRIBERS:

           (a)  Please   indicate  on  the   Subscription   Agreement   and  the
Confidential Purchaser Questionnaire how the Units are to be held (e.g. joint tenants with rights of survivorship, tenants by the entireties, etc.)

           (b) Please return Subscription Documents and checks to the Company at P.O. Box 669, Palm Beach, FL 33480. Checks should be made payable to the Integra Ventures, Inc.

           (c) Additional copies of the required forms are available from the Company at P.O. Box 669, Palm Beach, FL 33480, or by calling the Company at
(407) 833-5092.

                        INVESTMENT SUBSCRIPTION AGREEMENT



To:        Integra Ventures, Inc.
           P.O. Box 669
           Palm Beach, FL 33480

Gentlemen:

           You have informed me that the Company is offering shares of the Company's common stock at a price of $0.01 per share.

           1. Subscription. Subject to the terms and conditions of this Subscription Agreement (the "Agreement"), the undersigned hereby tenders this subscription, together with the payment (in cash or by bank check in lawful funds of the United States) of an amount equal to $0.01 per Share, and the other subscription documents, all in the forms submitted to the undersigned.

           2. Acceptance of Subscription: Adoption and Appointment. It is understood and agreed that this Agreement is made subject to the following terms and conditions:

               (a) The Company shall have the right to accept or reject subscriptions in any order it shall determine, in whole or in part, for any reason (or for no reason).

               (b) Investments are not binding on the Company until accepted by the Company. The Company will refuse any subscription by giving written notice to the purchaser by personal delivery or first-class mail. In its sole discretion, the Company may establish a limit on the purchase of Units by a particular purchaser.

               (c) The undersigned hereby intends that his signature hereon shall constitute an irrevocable subscription to the Company of this Agreement, subject to a three day right of rescission for Florida residents pursuant to
Section 517.061 of the Florida Securities and Investor Protection Act. Each Florida resident has a right to withdraw his or her subscription for Units, without any liability whatsoever, and receive a full refund of all monies paid, within three days after the execution of this Agreement or payment for the Units has been made, whichever is later. To accomplish this withdrawal, a subscriber need only send a letter or telegram to the Company at the address set forth in this Agreement, indicating his or her intention to withdraw. Such letter or telegram should be sent and postmarked prior to the end of the aforementioned third day. It is prudent to send such letter by certified mail, return receipt requested, to ensure that is received and also to evidence the time when it was mailed. If the request is made orally (in person or by telephone) to the Company a written confirmation that the request has been received should be requested.

               Upon satisfaction of the all the conditions referred to herein, copies of this Agreement, duly executed by the Company, will be delivered to the undersigned.

           3. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company as follows:

               (a) The undersigned (I) has adequate means of providing for his current needs and possible personal contingencies, and he has no need for liquidity of his investment in the Company; (ii) is an Accredited Investor, as defined below, or has the net worth sufficient to bear the risk of losing his entire investment; and (iii) has, alone or together with his Purchaser Representative (as hereinafter defined), such knowledge and experience in financial matters that the undersigned is capable of evaluating the relative risks and merits of this investment.

     "Accredited Investors" include: (I) accredited investors as defined in Regulation D under the Securities Act of 1933, as amended ("Reg. D") i.e., (a) $1,000,000 in net worth (including spouse) or (b) $200,000 in annual income for the last two years and projected for the current year; and (ii) the Company or affiliates of the Company.

     "Non-Accredited Investors" are all subscribers who are not "Accredited Investors."

     All investors must have either a preexisting personal or business relationship with the Company or any of its affiliates, or by reason of their business or financial experience (or the business or financial experience of their unaffiliated professional advisors) would reasonably be assumed to have the capacity to protect their own interests in connection with this investment. Each subscriber must represent that he is purchasing for his own account not with a view to or for resale in connection with any distribution of the Units.

          (b) The address set forth in his Purchaser Questionnaire is his true and correct residence, and he has no present intention of becoming a resident of any other state or jurisdiction.

          (c) The undersigned acknowledges that if a "Purchaser Representative", as defined in Regulation D, has been utilized by the undersigned, (I) the undersigned has completed and executed the Acknowledgment of Use of Purchaser Representative; (ii) in evaluating his investment as contemplated hereby, the undersigned has been advised by his Purchaser Representative as to the merits and risks of the investment in general and the suitability of the investment for the undersigned in particular; and (ii) the undersigned's Purchaser Representative has completed and executed the Purchaser Representative Questionnaire.

          (d) The undersigned has received and read or reviewed with his Purchaser Representative, if any, and represents he is familiar with this Agreement, the other Subscription Documents and the Memorandum accompanying these documents. The undersigned confirms that all documents, records and books pertaining to the investment in the Company and requested by the undersigned or his Purchaser Representative have been made available or have been delivered to the undersigned and/or the undersigned's Purchaser Representative.

          (e) The undersigned and/or his Purchaser Representative have had an opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and the financial condition, operations and prospects of the Company.

          (f) The undersigned understands that the Units have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and are instead being offered and sold in reliance on exemptions from registration; and the undersigned further understands that he is purchasing an interest in a Company without being furnished any offering literature or prospectus other than the material furnished hereby.

          (g) The Units for which the undersigned hereby subscribed are being acquired solely for his own account, and are not being purchased with a view to or for the resale, distribution, subdivision, or fractionalization hereof. He has no present plans to enter into any such contract, undertaking, agreement or arrangement. In order to induce the Company to sell and issue the Units subscribed for hereby to the undersigned, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Units by anyone but the undersigned.

          (h) The undersigned has received, completed and returned to the Company the Purchaser Questionnaire relating to his general ability to bear the risks of an investment in the Company and his suitability as an investor in a private offering; and the undersigned hereby affirms the correctness of his answers to such Confidential Purchaser Questionnaire and all other written or oral information concerning the undersigned's suitability provided to the Company by, or on behalf of, the undersigned.

          (I) The person, if any, executing the Purchaser Representative Questionnaire, a copy of which has been received by the undersigned, is acting and is hereby designated to act as the undersigned's Purchaser Representative in connection with the offer and sale of the Units to the undersigned. This designation of a Purchaser Representative was made with the knowledge of the representations and disclosures made in such Purchaser Representative Questionnaire and other Subscription Documents.

          (j) The undersigned acknowledges and is aware of the following:

               (i) That there are substantial restrictions on the transferability of the Units and the Units will not be, and investors in the Company have no rights to require that, the Units be registered under the Securities act; the undersigned may not be able to avail himself of certain of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act with respect to the resale of the Units and, accordingly, the undersigned may be required to hold the Units for a substantial period of time and it may not be possible for the undersigned to liquidate his investment in the Company.

               (ii) That no federal or state agency has made any finding or determination as to the fairness of the offering of Units for investment or any recommendation or endorsement of the Units.

                    (1) The  approximate or exact length of time that he will be required to remain as owner of the Units.

                    (2) The prior  performance on the part of the Company or any
               Affiliate (as defined in Rule 405 under the Securities Act), or its associates, agents, or employees or of any other person, will in any way indicate the predictable results of the ownership of the Units or of the overall Company.

                    (3) Subscriptions will be accepted in the order in which they are received.

                    (iv) That the Company shall incur certain costs and expenses and undertake other actions in reliance upon the irrevocability of the subscription (following the three day rescission period described in Paragraph 2(C) of this Agreement) for the Units made hereunder.

     The foregoing representations and warranties are true and accurate as of the date of delivery of the Funds to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate prior to the delivery of the Funds pursuant to Paragraph 1 hereof, the undersigned shall give written notice of such fact to his Purchaser Representative, if any, specifying which representations and warranties are not true and accurate and the reasons therefor, with a copy to the Company and otherwise to give the same information to the Company directly.

           4. Indemnification. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained in Paragraph 3 hereof, and he hereby indemnifies and holds harmless the Company, agents, employees and affiliates, from and against any and all losses, claims, damages or liabilities due to or arising out of a breach of any representations(s) or warranty(s) of the undersigned contained in this Agreement.

           5. No Waiver. Notwithstanding any of the representations, warranties, acknowledgment or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to him under federal or sate securities laws.

           6. Transferability. The undersigned agrees not to transfer or assign this Agreement, or any of his interest herein. Further, an investor in the Units pursuant to this Agreement and applicable law, will not be permitted to transfer or dispose of the Units unless they are registered or unless such transaction is exempt from registration under the Securities Act or other securities laws and in the case of the purportedly exempt sale, such investor provided (at his own expense) an opin ion of counsel reasonably satisfactory to the Company that such exemption is, in fact available.

           7. Revocation. The undersigned acknowledges and agrees that his subscription for the Units made by the execution and delivery of this Agreement by the undersigned is irrevocable and subject to the three day right of rescission in Florida described in Section 2(C) herein, and that such subscription shall survive the death or disability of the undersigned, except as provided pursuant to the blue sky laws of the states in which the Units may be offered, or any other applicable state statutes or regulations.

           8.        Miscellaneous.

     (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to

     (b) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and shall be govern by the laws of the State of Florida.

     (c) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof any may be amended only by writing executed by all parties.

     (d) This Agreement shall be binding upon the heirs, estates, legal representatives, successors and assigns of all parties hereto.

     (e) All terms used herein shall be deemed to include the masculine and the feminine and the singular and the plural as the context requires.

                            INTEGRA VENTURES, INC. .
                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE

Accredited                                |_|
Non Accredited                            |_|

Number of Shares Subscribed for:


Amount tendered at $0.01 per Share:


Date:      __________________________



 ----------------------------             -----------------------------
(Signature of Subscriber)                 (Signature of Spouse, or joint
                                          tenant, if any)



-----------------------------             -----------------------------
(Printed Name of Subscriber)              (Printed Name of Spouse, or
                                          other joint tenant, if any)


-----------------------------             -----------------------------
(Address)                                 (Address)

-----------------------------             ----------------------------

-----------------------------             ----------------------------
(Social Security Number)                  (Social Security Number)